DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2021
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS

NOTE 10. DISCONTINUED OPERATIONS

Disposition of Facility Operations

Historically, the Company’s business has focused primarily on owning and operating SNFs and managing such facilities for unaffiliated owners with whom the Company has management contracts. In July 2014, the Board approved and commenced the Transition, pursuant to which the Company: (i) leased to third-party operators all of the healthcare properties which the Company owns and previously operated; (ii) subleased to third-party operators all of the healthcare properties which the Company leases (but does not own) and previously operated; and (iii) retained a management agreement to manage two SNFs and one independent living facility for third parties. The Transition was completed in December 2015.

Discontinued operations activities reported in the table below consist of (i) recoveries, which is primarily releases of accruals for professional and general liability claims and bad debt expense recoveries, and (ii) other expense, net which is additional accruals for professional and general liability claims and expenses related to collections for amounts and activities originating prior to the Transition.

The following table summarizes the activity of discontinued operations for the years ended December 31, 2021 and 2020:

	Year Ending December 31,
(Amounts in 000’s)	2021	2020
Recoveries	$74	$63
Other expense, net	(119)	(147)
Net loss	$(45)	$(84)

The Company’s major classes of discontinued operation’s assets and liabilities included within the Company’s consolidated balance sheets at December 31, 2021 and December 31, 2020, respectively are: (i) “Accounts payable” of $2.3 million and $2.6 million; and (ii) “Accrued expenses” of $0.6 million and $0.7 million.